Fees Summary	Mar. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 546,592,462.26
Previously Paid Amount	0
Total Fee Amount	83,683.31
Total Offset Amount	0
Net Fee	$ 83,683.31